UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2006

FLOTEK INDUSTRIES, INC.

Delaware (State or Other Jurisdiction of Incorporation)

001-13270 (Commission File Number)

90-0023731 (IRS Employer Identification Number)

7030 Empire Central Drive, Houston, Texas (Address of Principal Executive Offices)

77040 (Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 849-9911

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    Other Events.

        On October 5, 2006, Flotek Industries, Inc. issued a news release announcing the signing of a definitive agreement to purchase a 50% interest in Cavo Drilling Motors.

ITEM 9.01    Financial Statements and Exhibits.

        (d)        Exhibits:

Exhibit Number	Description of Exhibit

99.1	News Release dated October 5, 2006

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2006 /s/ Lisa Meier Lisa Meier Chief Financial Officer and Vice President